UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
September 5, 2015
Date of Report (Date of earliest event reported)

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Bellicum Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-36783	20-1450200
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2130 W. Holcombe Blvd., Ste. 800 Houston, TX		77030
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 832-384-1100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01	Other Events.

On September 5, 2015, a principal investigator for an ongoing phase I/II study of BPX-501 by Bellicum Pharmaceuticals, Inc. (the “Company”) presented information on the trial (the “Information”) at an international medical symposium held in Parma, Italy.  A copy of the Information is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information contained in this Current Report on Form 8-K and in the accompanying Exhibit 99.1 are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by the Company, under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is being disclosed pursuant to Regulation FD.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Information Materials for Bellicum Pharmaceuticals, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bellicum Pharmaceuticals, Inc.

Dated: September 8, 2015	By:	/s/ Ken Moseley
Ken Moseley
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Information Materials for Bellicum Pharmaceuticals, Inc.